                                                                    Exhibit 3-99
--------------------------------------------------------------------------------

Microfilm Number_______        Filed with the Department of State on SEP 15 1993

Entity Number 2546275                   /s/ [graphic of signature]
                                        ---------------------------------------
                                        Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION FOR PROFIT
                                       OF
                         GENESIS HEALTHCARE CENTERS, INC.
-------------------------------------------------------------------------------
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW


Indicate type of domestic corporation:


|X| Business-stock (15 Pa.C.S. ss. 1306)  |_| Management (15 Pa. C.S. ss. 2702)

|_| Business-nonstock (15 Pa.C.S. ss.     |_| Professional (15 Pa.C.S. ss. 2903)
    2102)

|_| Business-statutory close (15 Pa.C.S. |_| Insurance (15 Pa.C.S. ss.3101) ss. 2303) --

                     |_| Cooperative (15 Pa.C.S. ss. 7102A)

              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1.   The name of the corporation is: Genesis Healthcare Centers, Inc.
                                     ------------------------------------------

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  148 West State Street, Suite 100, Kennett Square, Pennsylvania 19348
          --------------------------------------------------------------------
          Number and Street      City      State     Zip      County (Chester)

     (b)  c/o: n/a
               ---------------------------------------------------------------
               Name of Commercial Registered Office Provider        County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: One thousand (1,000) Common Stock (other provisions, if any, attach 81/2 x 11 sheet)

5. The name and address, including street and number, if any, of each Incorporator is:

     Name                  Address
     Alice A Deck          Four Penn Center Plaza, Philadelphia, PA 19103
     --------------------- ----------------------------------------------------

     --------------------- ----------------------------------------------------

6.   The specified effective date, if any, is:
                                              ---------------------------------
                                              month  day  year     hour, if any

SCB:16-1306/2102/2303/2702/2903/3101/7102A (Rev 91)-2

7.   Shareholders shall not be entitled to cumulative voting.

IN TESTIMONY WHEREOF, the incorporator(s) has(have) signed these Articles of Incorporation this 15th day of September, 1993.

                                      /s/ Alice A. Deck
------------------------------------  ------------------------------------------
          (Signature)                                (Signature)
                                           Alice A. Deck, Incorporator

Microfilm Number_______        Filed with the Department of State on OCT 22 1993

Entity Number 2546275                   /s/ [graphic of signature]
                                        ---------------------------------------
                                        Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 89)


   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Genesis Healthcare Centers, Inc.
                                     ------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     (a)  148 West State Street, Suite 100, Kennett Square, Pennsylvania 19348
                                                                         Chester
     (a)  ---------------------------------------------------------------------
          Number and Street            City        State      Zip       County

     (b)   --------------------------------------------------------------------
          Name of Commercial Registered Office Provider                 County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law of 1988 15 Pa. C.S. Section 1306

4.   The original date of its incorporation is: September 15, 1993
                                                -------------------------------

5.   (Check, and if appropriate complete, one of the following:

      |X| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

      |_| The amendment shall be effective on ---------------------------------

6.    (Check one of the following):

      |_| The amendment was adopted by the shareholders pursuant to 15
          Pa.C.S. ss. 1914(a) and (b).

      |X| The amendment was adopted by the board of directors pursuant to 15
          Pa.C.S. ss. 1914(c).

7.    (Check, and if appropriate, complete one of the following):

      |_| The amendment adopted by the corporation, set forth in full, is as follows:

          Article 1 of the Articles of Incorporation shall be amended in its entirety as follows

          "1. The name of the corporation is Genesis Health Ventures of Indiana, Inc".

       |_| The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

DSCB:15-1915 (Rev 89)-2

8.     (Check if the amendment restates the Articles):.

       |_| The restated Articles of Incorporation supersede the original
           Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 22nd day of October, 1993.

                                     Genesis Healthcare Centers, Inc.
                                     ------------------------------------------
                                              (Name of Corporation)

                                     BY:  /s/ Michael R. Walker
                                          -------------------------------------
                                                  (Signature)

                                     TITLE : /s/ Michael R. Walker
                                             ----------------------------------
                                             President